UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2015

CytoDyn Inc.

(Exact name of registrant as specified in charter)

Colorado

(State or other jurisdiction of incorporation)

000-49908

(SEC File Number)

75-3056237

(IRS Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

This Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K previously filed by CytoDyn Inc. on August 4, 2015 (the “Prior Form 8-K” and, together with this Amendment, this “Form 8-K”). This Amendment is for the sole purpose of filing a copy of the License Agreement (the “Agreement”) between CytoDyn and Lonza Sales AG, dated as of July 29, 2015, as an exhibit to this Form 8-K, as previously reported in the Prior Form 8-K. Other than specifically set forth in this Amendment, this Amendment does not change any of the other information contained in the Prior Form 8-K.

A copy of the Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	License Agreement between CytoDyn Inc. and Lonza Sales AG dated July 29, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CytoDyn Inc.

Dated: August 19, 2015	By:	/s/ Michael D. Mulholland
Michael D. Mulholland Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	License Agreement between CytoDyn Inc. and Lonza Sales AG dated July 29, 2015.